UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2016

USMD Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35639	27-2866866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6333 North State Highway 161, Suite 200 Irving, Texas		75038
(Address of principal executive offices)		(Zip code)

(214) 493-4000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On September 30, 2016, in connection with the Merger (as defined in Item 2.01 below), USMD Holdings, Inc., a Delaware corporation (the “Company”), repaid in full all amounts outstanding under the Credit Agreement, dated as of August 31, 2012, as amended from time to time, by and among the Company, certain other borrowers, and Southwest Bank, as lender and administrative agent (as amended, the “Credit Agreement”). As a result, the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) were terminated on September 30, 2016, including the security interests granted in the collateral under the Loan Documents.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 30, 2016, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 29, 2016, by and among the Company, WellMed Medical Management, Inc., a Texas corporation (“WellMed”), and Project Z Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of WellMed (“Merger Sub”), Merger Sub merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of WellMed (the “Merger”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of the Company’s common stock, par value $0.01 per share (each, a “Share” and collectively, the “Shares”), issued and outstanding immediately prior to the Effective Time, was automatically cancelled and converted into the right to receive $22.34 in cash, payable without interest, less any required withholding taxes (the “Merger Consideration”). WellMed funded the aggregate Merger Consideration through cash on hand.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 30, 2016, in connection with the completion of the Merger, the Company notified the Nasdaq Capital Market (“Nasdaq”) of the completion of the Merger, and requested that trading in the Shares be suspended and that the Shares be withdrawn from listing on Nasdaq. The Company also requested that Nasdaq file with the SEC a notification of removal from listing and deregistration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 with respect to the Shares.

The Company intends to file a certification and notice of termination on Form 15 with the SEC to terminate the registration of the Shares under the Exchange Act, and suspend its reporting obligations under Section 15(d) of the Exchange Act, at the time such filing is permitted under SEC rules.

Item 3.03. Material Modification to Rights of Security Holders.

The information contained in Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of the Shares issued and outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company (other than the rights to receive the Merger Consideration pursuant to the Merger Agreement).

Item 5.01. Changes in Control of Registrant.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure and Election of Certain Directors

In accordance with the Merger Agreement, each of Steven D. Brock, M.D, Darcie Bundy, Breaux Castleman, M. Patrick Collini, M.D., Charles E. Cook, M.D., Frederick P. Cummings, M.D., Lawrence Darst, Russell Dickey, M.D., John M. House, M.D., James G. Saalfield, M.D., and Paul D. Thompson, M.D., FACS, resigned from his or her position as a director of the Company at the Effective Time. The resignations of the directors of the Company were not due to a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

As of the Effective Time, John L. Larsen, George M. Rapier III, M.D. and John F. Rex have been appointed to serve as directors of the Company.

Departure and Appointment of Certain Officers

Also in connection with the consummation of the Merger, each of the Company’s named executive officers, John M. House, M.D., Chief Executive Officer and President, Michael W. Bukosky, Chief Operating Officer, and Jim Berend, Chief Financial Officer, ceased to be executive officers of the Company as of the Effective Time.

As of the Effective Time, George M. Rapier III, M.D. has been appointed to serve as the Chief Executive Officer of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Effective Time, the certificate of incorporation of the Company was amended and restated in its entirety. A copy of the amended and restated certificate of incorporation of the Company is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

At the Effective Time, the bylaws of the Company were amended and restated in their entirety. A copy of the amended and restated bylaws of the Company is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01 Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of August 29, 2016, by and among USMD Holdings, Inc., WellMed Medical Management, Inc., and Project Z Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 30, 2016).

3.1	Amended and Restated Certificate of Incorporation of USMD Holdings, Inc., effective as of September 30, 2016.

3.2	Amended and Restated Bylaws of USMD Holdings, Inc., effective as of September 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2016	USMD HOLDINGS, INC.

	By:	/s/ Chris Carr
Name: Chris Carr Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 29, 2016, by and among USMD Holdings, Inc., WellMed Medical Management, Inc., and Project Z Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 30, 2016).

3.1	Amended and Restated Certificate of Incorporation of USMD Holdings, Inc., effective as of September 30, 2016.

3.2	Amended and Restated Bylaws of USMD Holdings, Inc., effective as of September 30, 2016

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